                                                                                        EXHIBIT 10.1

                                          EXECUTION VERSION

                                        T3 THERAPEUTICS. LLC
                      AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

         THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT shall govern the business and operations of T3  Therapeutics,  LLC, a Delaware  limited  liability  company (the "COMPANY") and is entered  into  effective  as of November  16, 2005 by and among the Members and  Managers  signatory hereto and identified on Schedule I hereto.  Capitalized  terms used herein and otherwise  undefined shall have the meanings given to them in Article XI.

         WHEREAS, T3 Therapeutics, Inc., a New York corporation (the "DEVELOPMENT CORPORATION"), has undertaken the  preliminary  design,  development  and research of products  containing T3 (3,5,3' -
Triiodo- L- Thyronine) or its derivatives as the active ingredient in compounds and applications for the treatment of diseases and medical conditions (the "PRODUCTS");

         WHEREAS, the Development  Corporation contributed to the Company,  irrevocably,  completely and for all time all of its right, title and interest in and to the (i) Products, (ii) all technical data,  information,  material  and  other  know-how  owned by the  Development  Corporation  that is necessary or useful to the development of the Products (collectively,  the "PRODUCT KNOW-HOW");  and
(iii) all  intellectual  property  rights to the Products  and Product  Know-How  including  but not limited to a certain  Patent  License  with the North Shore  Hospital  (collectively,  the  "PRODUCT
RIGHTS"),  in exchange for certain  Class A Interests  described in that certain  Limited  Liability
Company Agreement (the "ORIGINAL  OPERATING  AGREEMENT"),  dated as of June 25, 2002 (the "Formation
Date") and entered into by and among the Members and Managers of the Company; and

         WHEREAS, pursuant to the Original Operating Agreement, The St. Lawrence Seaway Corporation,
an Indiana corporation ("ST. LAWRENCE"), agreed to subscribe for certain Class B Interests according to the terms thereof; and

         WHEREAS,  the Board of the  Company  has  deemed it  advisable  to amend  and  restate  the operating agreement of the Company, and the Members have unanimously agreed to do so; and

         WHEREAS,  the Members have unanimously agreed to exchange their Class A Interests and Class
B Interests for a single class of "Interests" as defined herein and in accordance herewith, and such
Class A Interests and Class B Interests,  by execution of this Agreement shall be so converted,  all on the terms and conditions described herein;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby  acknowledged,  the parties agree that the limited liability company agreement of the Company is hereby amended and restated in its entirety, as follows:

                                              ARTICLE I
                                       ORGANIZATION AND POWERS

1.01     ORGANIZATION.

         (a)  FORMATION.  The rights and  liabilities  of the  Members  of the  Company  shall be as provided  in  the  Act,  except  as  otherwise  expressly  provided  herein.  In  the  event  of any inconsistency  between any terms and  conditions  contained in this  Agreement and any  nonmandatory provisions of the Act, the terms and conditions contained in this Agreement shall govern.

         (b) CERTIFICATE OF FORMATION;  FILINGS. A Certificate of Formation (the  "Certificate") has
been  executed  and filed in the Office of the  Delaware  Secretary of State as required by the Act.
With the Special Majority Consent of the Members, the Board of Managers of the Company (the "BOARD")
may execute and file any duly authorized  amendments to the Certificate  from time to time in a form prescribed  by the Act.  The Board  shall  also  cause to be made,  on behalf of the  Company,  such additional filings and recordings as the Board shall deem necessary or advisable.

         (c) BUSINESS PURPOSE.  The Company is in the business of owning,  developing and exploiting the Products,  the Product  Know-How and the Product Rights.  The Company shall engage solely in the business of developing, manufacturing,  marketing, selling and licensing the Products. Any change to the business purpose of the Company shall require the approval of the Board and the Special Majority
Consent of the Members voting as a single class.

         (d) NAME.  The name of the  Company  shall be T3  Therapeutics,  LLC.  The Company may also conduct  business at the same time under one or more fictitious  names if the Board  determines that such is in the best  interests  of the Company.  The Board may change the name of the Company,  from time to time, in accordance with applicable law with the Consent of the Members.  Tradenames will be filed and published  when and if the Board  determines it necessary.  Any such  tradenames  shall be renewed as required by applicable law.

         (e) PRINCIPAL PLACE OF BUSINESS:  OTHER PLACES OF BUSINESS. The principal place of business of the Company  shall be at such place within or outside the State of Delaware as the Board may from time to time designate. By the approval of the Board, the Company may maintain offices and places of business at such other place or places within or outside the State of Delaware, as and when required by its business and in furtherance of the general character of its business  described herein and in the  Certificate,  and may appoint agents for service of process in all  jurisdictions  in which the
Company  shall  conduct  business.  The Company  shall file such  certificates  and documents as are necessary under the laws of any jurisdictions in which the Company shall conduct business.

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         (f)  DESIGNATED  AGENT FOR SERVICE OF PROCESS.  The Company shall  continuously  maintain a registered office and a designated and duly qualified agent for service of process on the Company in the State of Delaware.

         (g) TERM. The Company  commenced on the date that the Certificate was filed with the Office of the Delaware Secretary of State and shall continue until terminated pursuant to this Agreement.

1.02      POWERS.

         Subject to all other  provisions of this Agreement and in furtherance of the conduct of the business described above and in the Certificate, the Company is hereby authorized to undertake those actions set forth below.

         (a) CONTRACTS. The Company may enter into, execute, modify, amend, supplement, acknowledge, deliver,  perform,  and carry out contracts of any kind,  including  agreements of limited liability companies,  whether as a member or manager,  contracts with Affiliated Persons, including guarantees and joint venture,  limited and general partnership  agreements and contracts  establishing business arrangements or organizations, necessary to, in connection with, or incidental to the accomplishment of the  permitted  business of the Company,  and to secure the same by  mortgages,  pledges or other liens.

         (b)  INDEBTEDNESS.  The Company may borrow  money and issue  evidences of  indebtedness  in furtherance of the permitted  business of the Company and to secure the same by mortgages,  pledges, or other liens.

         (c)  PAYMENT OF  EXPENSES.  The  Company  may,  to the extent that funds of the Company are available, pay all expenses, debts and obligations of the Company.

         (d) GENERAL.  The Company may exercise all the powers and privileges  granted by the Act or any other law or this Agreement,  together with any powers incidental thereto, so far as such powers are  necessary or  convenient to the conduct,  promotion,  or attainment of the permitted  business, trade, purposes, or activities of the Company.

         (e)  OMNIBUS.  The Company may take any other  action not  prohibited  under the Act,  this
Agreement or other applicable law and in furtherance of the business purpose of the Company.

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                                             ARTICLE II
                                             MANAGEMENT

2.01     MANAGERS.

         (a) NUMBER OF MANAGERS.  The business  affairs of the Company shall be managed by and under the  direction of the Board of Managers.  The Company is authorized to appoint up to six Managers to the Board, as provided  herein.  The initial Managers serving on the Board shall include the Persons designated  in SCHEDULE I hereto.  The number of Managers  serving may be  increased or decreased in accordance with the terms and conditions set forth in this Section 2.01;  PROVIDED,  that the number of Managers shall not be more than six or less than one.

         (b) DEVELOPMENT  CORPORATION MANAGERS. For so long as the Development  Corporation holds at least forty percent (40%) of the issued and outstanding  Units,  the Development  Corporation  shall have the right at any time and from  time to time to  designate  and elect up to five (5)  Managers,
PROVIDED,  that if the Development  Corporation desires to designate more than two (2) Managers such additional  Managers  shall  have  significant  experience  in the  Company's  industry  or  related industries.  Such  designations  and  elections  shall be  effective  upon the delivery of a writing executed  by the  Development  Corporation  setting  forth the names and brief  biographies  of such designees to the Board and to the other Members.

         (c) ST. LAWRENCE  MANAGER.  For so long as St. Lawrence holds at least five percent (5%) of the issued and  outstanding  Units,  St.  Lawrence shall have the right at any time and from time to time to designate and elect one (1) Manager.  Such  designation and election shall be effective upon the delivery of a writing executed by St.  Lawrence,  setting forth the name of such designee to the
Board and to the other Members.

         (d) TERM;  REMOVAL OR  RESIGNATION.  Each Manager shall hold office for a period of one (1)
year or until such  individual is removed by the Members  which  designated  him or her,  resigns or dies. In the event that any Manager dies,  resigns or is unable or unwilling to serve as such, or is removed from office by the Members that designated him or her, the  designating  Members may elect a successor consistent with the provisions of this Section 2.01.

         (e) NUMBER OF MEETINGS;  NOTICE; OBSERVATION RIGHTS. The Board shall hold at least four (4)
meetings per year. At all times,  St.  Lawrence  shall be entitled to not less than two (2) business days advance written notice of any meeting of the Board or committee thereof (and included therewith an  agenda  of  items  to be  discussed  thereat),  and  shall  be  entitled  to  have a  designated representative present at such meeting. In addition, St. Lawrence shall at all times receive written notice of actions  taken by the Board or  committee  thereof,  and shall be  entitled to any and all documents, reports or financial information prepared for, or used by, the Board or committee thereof which such documents,  reports or financial  information shall be delivered to St. Lawrence no later than simultaneously with their delivery to the Board or committee thereof, as applicable.

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         (f) REGULAR MEETINGS. Regular meetings of the Board may be held at such times and places as shall from time to time be fixed by resolution of the Board,  and no notice need be given of regular meetings held at times and places so fixed;  PROVIDED,  HOWEVER, that any resolution relating to the holding of regular  meetings  shall  remain in force only if at any  meeting of the Board at which a resolution  is adopted  fixing the times or place or places for any regular  meetings any Manager is absent,  no meeting shall be held pursuant to such  resolution  without  notice to or waiver by such absent Manager pursuant to Section 2.01(h).

         (g) SPECIAL  MEETINGS.  Special  meetings of the Board may be called by the Chairman of the
Board (if any), the  President,  or by anyone or more Managers and shall be held at the place and on the date and hour designated in the call thereof.

         (h) NOTICES. Notices of any special meeting of the Board shall be given by the Secretary or an Assistant Secretary to each Manager, by mailing to him or her, postage prepaid,  and addressed to him or her at his or her  address  as  registered  on the  books  of the  corporation,  or if not so registered at his or her last known home or business address,  a written notice of such meeting,  at least four days before the  meeting,  or by  delivering  such notice to him or her at least 48 hours before the  meeting or by sending  to him or her at least 48 hours  before the  meeting,  by prepaid telegram  addressed  to him or her at such address or by  facsimile  transmission  or e-mail at such address,  notice of such meeting. In the absence of both such officers,  such notice may be given by the officer or one of the Managers calling the meeting.  Notice need not be given to any Manager who has waived  notice (a) in writing  executed by him or her before or after the meeting and filed with the  records of the  meeting,  or (b) by  attending  the meeting  except for the express  purpose of objecting,  at the beginning of the meeting,  to the transaction of any business because the meeting is not lawfully called or convened.

         (i) ACTIONS BY BOARD.  Any action to be taken by the Board shall  require the approval of a majority of the members of Board;  PROVIDED,  that with  respect to any matter,  agreement  or claim involving the Company, on the one hand, and a Member, Manager or an Affiliated Person of a Member or
Manager,  on the other hand,  the Board shall act solely with the approval of those Managers who are not Affiliated  with the  contracting  party. In such instance the Board may take action by majority consent of the  non-Affiliated  Managers.  In  addition,  at any  meeting of the Board any number of
Managers present at any meeting or at any adjourned meeting may adjourn such meeting; PROVIDED, that all absent Managers receive or waive notice pursuant to Section 2.01(h) of any such adjournment that exceeds four (4) business days.

         (j) ACTION BY WRITTEN CONSENT.  Any action required or permitted to be taken at any meeting of the Board,  or of any  committee  thereof,  may be taken  without a meeting if a majority  of the members of the Board or  committee,  as the case may be,  consent  thereto in writing or  electronic transmission,  and the writing or writings  or electron  transmission  are filed with the minutes of proceedings  of the Board or  committee.  Such  filing  shall be in paper  form if the  minutes  are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form

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         (k) TELEPHONE MEETINGS.  Members of the Board, or any committee thereof, may participate in a meeting  of such Board or  committee  by means of  conference  telephone  or other  communications equipment  by means of which all persons  participating  in the  meeting  can hear each  other,  and participation in a meeting  pursuant to this Section 2.01(k) shall constitute  presence in person at such meeting.

         (l) PLACE OF  MEETINGS.  The Board may hold its  meetings,  and have an office or  offices, within or without the State of Delaware.

         (m) COMMITTEES.

                  (i) The Board may designate one or more  committees,  each committee to consist of one or more of the Managers, provided that the St. Lawrence Manager shall have the right to sit upon any such  committee.  The Board may  designate  one or more  Managers  as  alternate  members of any committee,  who may replace any absent or disqualified  member at any meeting of the committee.  Any such committee,  to the extent permitted by the resolution of the Board or in this Agreement,  shall have and may exercise all the powers and  authority of the Board in the  management  of the business and affairs of the Company,  and may authorize the seal of the Company (if any) to be affixed to all papers which may require it.

                  (ii) Notwithstanding anything contained herein to the contrary, no committee shall have the power or authority to approve or adopt,  or recommend to the Members,  any action or matter expressly required by the Act or this Agreement to be submitted to the Members for approval.

                  (iii) Except as otherwise provided by statute, the Certificate, or this Agreement, the affirmative  vote of at least a majority of the members of the committee shall be the act of the committee.

                  (iv) Each  committee,  except as otherwise  provided by  resolution  of the Board, shall fix the time and place of its meetings  within or without the State of  Delaware,  shall adopt its own rules and  procedures,  and shall keep a record of its acts and  proceedings  and report the same from time to time to the Board.

2.02     MANAGERS AS MEMBERS.

         Any Manager  may,  but need not,  hold an  Interest  in the  Company as a Member,  and such person's  rights and interest as a Manager shall be distinct and separate from such person's  rights and Interest as a Member.

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2.03     MANAGEMENT OF THE COMPANY.

         The  business  affairs of the Company  shall be managed by and under the  direction  of the
Board. All management and other  responsibilities  not specifically  reserved to the Members in this
Agreement  shall be vested in the  Board,  and the  Members  shall have no voting  rights  except as specifically provided in this Agreement.  Each Manager shall devote, and if applicable,  shall cause the Company's officers to devote, such time to the affairs of the Company as is reasonably necessary for performance by the Manager of his or her duties; provided, such Persons shall not be required to devote full time to such affairs.  The Board shall have the right and power to manage,  operate, and control the Company and to do all things which the Board may deem  necessary  or  desirable  for the
Company or its permitted business including the appointment of officers and agents, and the granting of authority to such officers and agents to perform certain functions,  and to enter into contracts, all as authorized and on the terms and subject to the  limitations  established by the Board. In the event of a vacancy in the Board, the remaining  Managers  (except as otherwise  provided by law) may exercise the powers of the full Board until the vacancy is filled.

2.04     DUTIES OF CARE AND LOYALTY OF MANGERS.

         (a) DUTY OF CARE.  The  Managers  do not in any way  guarantee  the return of the  Members'
Capital Contributions or a profit for the Members from the operations of the Company. In discharging their duties,  the Managers shall have the benefit of the "business  judgment rule" (as  established under  Delaware  corporate  law) and, in addition  thereto,  may rely in good faith upon the records required to be maintained  under this  Agreement  and upon such  information,  opinions,  reports or statements by any of the Members, officers or their agents, or by any other Person as to matters the
Managers reasonably believe are within such other Person's professional or expert competence and who has been  selected  with  reasonable  care by or on behalf of the  Company,  including  information, opinions,  reports or statements as to the value and amount of the assets,  liabilities,  profits or losses of the Company or any other facts  pertinent to the existence and amount of Company  property from which distributions might properly be paid.

         (b) DUTY OF LOYALTY. The Managers shall have a duty of loyalty to the Company. This duty of loyalty owed by the  Managers to the Company  shall be identical to that of the duty of loyalty owed by the  members  of the  board  of  directors  of a  Delaware  corporation  to such  corporation  as established under Delaware law.

2.05     CONTRACTS WITH AFFILIATED PERSONS.

         (a)  COMMERCIAL  TRANSACTIONS.  The  Company  may enter  into one or more  oral or  written agreements,  leases,  contracts or other  arrangements  for the  furnishing  to or by the Company of goods,  services or space with any Member,  Manager or Affiliated  Person  thereof  (including as an officer pursuant to Rule 2.08 or as a non-officer employee), and may pay compensation thereunder for such goods, services or space if:

                  (i) The material facts as to the contracting party's  relationship or interest and as to the contract or  transaction  are  disclosed or are known to the Board,  and the Board in good faith authorizes the contract or transaction in accordance with Section 2.01(i); or

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                  (ii) The material facts as to the contracting party's relationship or interest and as to the contract or  transaction  are  disclosed or are known to the Members,  and the contract or transaction is specifically  approved in good faith by the written consent of a majority in interest of those Members who are not Affiliated with the contracting party; or

                  (iii) The contract or  transaction  is fair as to the Company as of the time it is authorized, approved or ratified by the Board and the Members.

         (b) SALE OF  ASSETS.  The  Company  may enter  into an  agreement  or series of  agreements pursuant to which it sells all or substantially  all of its assets or grants an exclusive  perpetual license to all or substantially all of its material  intellectual  property to a Member,  Manager or
Affiliated Person thereof;  provided,  that the Company shall have first obtained a Special Majority
Consent.

2.06     COMPENSATION OF MANAGERS AND MEMBERS.

         No  payment  shall be made by the  Company to any  Manager  or Member  for such  Manager or
Member's  services  as a Manager or Member  except as  expressly  provided in this  Agreement  or as approved  by the  Board  with  the  Consent  of the  Members.  Each  Manager  shall be  entitled  to reimbursement from the Company for all expenses  reasonably incurred by such Manager in managing and conducting the business and affairs of the Company.  The Board shall determine  which  expenses,  if any, are  allocable to the Company in a manner that is fair and  reasonable  to the Managers and the
Company,  and if such  allocation  is made in good faith it shall be  conclusive  in the  absence of manifest  error.  The foregoing  shall not prohibit  payments and  reimbursements  to any Manager or
Member who is also an officer of the Company, in such Person's capacity as an officer, to the extent approved by the Board.

2.07     INDEMNIFICATION OF MANAGERS, OFFICERS AND OTHERS.

         Each Manager  (including  any Manager acting within the scope of his or her authority as an officer  appointed under Rule 2.08),  and the officers,  directors,  and shareholders of any Manager which is a corporation,  shall be entitled to indemnity from the Company for any liability  incurred and/or for any act  performed  by them  within the scope of the  authority  conferred  on them by or pursuant to this  Agreement,  and/or for any act committed to be  performed,  except for their gross negligence  or willful  misconduct,  which  indemnification  shall include all  reasonable  expenses incurred,  including reasonable legal and other professional fees and expenses. Upon the approval of the Board, the Company may make  advancements of any such expenses.  The doing of any act or failure to do any act by a  Manager,  the  effect  of which  may  cause or  result  in loss or damage to the
Company,  if done in good faith to promote the best interests of the Company,  shall not subject the
Manager to any liability to the Members except for gross negligence or willful misconduct.

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2.08     OFFICERS OF THE LLC.

         (a) ENUMERATION. The officers of the Company shall be a President, a Secretary, a Treasurer and such Vice  Presidents,  Assistant  Secretaries,  Assistant  Treasurers and other officers as the
Board may from time to time  determine  and elect or appoint.  The  President,  the  Secretary,  the
Treasurer and nominees to any other offices created by the Board shall be elected by the Board.  Two or more offices may be held by the same person.

         (b) TERM. Upon election,  each of the officers of the Company shall hold office until their respective successors are elected and qualified or until their earlier resignation or removal.

         (c)  VACANCIES.  Any vacancy at any time  existing in any office may be filled by the Board pursuant to subsection (a) above.

         (d) PRESIDENT.  The President shall be the chief executive officer of the Company except as the Board may  otherwise  provide.  It shall be his duty and he shall have the power to see that all orders and  resolutions  of the Board are carried into effect.  He shall from time to time report to the Board all matters  within his  knowledge  which the  interests  of the Company may require to be brought to its notice.  The President  shall perform such duties and have such powers  additional to the foregoing as the Board shall designate.

         (e) VICE  PRESIDENT.  In the absence or disability of the President,  his powers and duties shall be performed by the Vice  President,  if elected and if only one, or, if more than one, by the one  designated  for the  purpose  by the Board or, in the  absence  of such  designation,  the Vice
President  longest  serving in such  capacity as of date of such  absence or  disability.  Each Vice
President  shall  perform such duties and have such powers  additional to the foregoing as the Board shall designate.

         (f)  TREASURER.  The  Treasurer  shall keep full and  accurate  accounts  of  receipts  and disbursements  in books  belonging  to the Company  and shall  deposit or oversee the deposit of all monies and other valuable effects in the name and to the credit of the Company in such  depositories as shall be designated by the Board or in the absence of such designation in such depositories as he shall from time to time deem proper.  He shall disburse or oversee the  disbursement of the funds of the Company as shall be ordered by the Board,  taking  proper  vouchers for such  disbursements.  He shall  promptly  render to the President and to the Board such  statements of his  transactions  and accounts as the President and Board may from time to time require.  The Treasurer shall perform such duties and have such powers additional to the foregoing as the Board may designate.

         (g) ASSISTANT  TREASURER.  In the absence or disability  of the  Treasurer,  his powers and duties shall be performed by the  Assistant  Treasurer,  if elected and if only one, or if more than one, by the one designated for the purpose by the Board or, in the absence of such designation,  the
Assistant  Treasurer  longest  serving as of the date of such absence or disability.  Each Assistant
Treasurer  shall  perform such duties and have such powers  additional to the foregoing as the Board shall designate.

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         (h) SECRETARY.  The Secretary shall issue notices of all meetings of Members,  of the Board and of committees  thereof where notices of such meetings are required by law or this Agreement.  He shall  record  the  proceedings  of the  meetings  of the  Members  and of the  Board  and  shall be responsible  for the  custody  thereof  in a book to be kept for that  purpose.  He shall  sign such instruments as require his signature.  In his absence at any meeting,  an Assistant Secretary or the
Secretary pro tempore shall perform his or her duties thereat. He shall perform such duties and have such powers additional to the foregoing as the Board shall designate.

         (i) ASSISTANT  SECRETARY.  In the absence or disability  of the  Secretary,  his powers and duties shall be performed by the Assistant  Secretary,  if elected and if only one, or, if more than one, by the one designated for the purpose by the Board or, in the absence of such designation,  the
Assistant  Secretary  longest  serving as of the date of such absence or disability.  Each Assistant
Secretary  shall  perform such duties and have such powers  additional to the foregoing as the Board shall designate.

         (j) REMOVAL. The Board may remove any officer, either with or without cause, at any time.

         (k) BOND.  The Company may secure the  fidelity of any or all of its  officers or agents by bond or otherwise.

         (l)  RESIGNATION.  Any officer,  agent or employee of the Company may resign at any time by giving  written notice to the Board,  to the President or to the Secretary of the Company.  Any such resignation shall take effect at the time specified therein, or, if the time be not specified,  upon receipt thereof;  and unless otherwise  specified therein,  the acceptance of such resignation shall not be necessary to make it effective.

                                             ARTICLE III
                                  MEMBERS AND CAPITAL CONTRIBUTIONS

3.01     CAPITAL ACCOUNTS.

         A separate  Capital  Account shall be maintained for each Member,  including any Member who shall  hereafter  acquire an  Interest in the  Company.  Capital  Accounts  shall be  maintained  in accordance  with the provisions of Rule 704 of the Code and the  Regulations  thereunder,  except as provided herein.

3.02     INITIAL MEMBERS AND INITIAL CAPITAL CONTRIBUTIONS.

         (a) INITIAL CONTRIBUTION BY DEVELOPMENT CORPORATION. The Members agree and acknowledge that the execution of the Original Operating Agreement by the Development Corporation as of the Formation
Date constituted the full, complete and irrevocable contribution by the Development Corporation (and in turn by the  Stockholders  thereof) of all its right,  title and interest in and to the Products, the Product  Know How and the Product  Rights,  and  further  constituted  the making of the Capital
Contribution  required by the Development  Corporation for the issuance of the Interests acquired by it as of the Formation Date and described on SCHEDULE I hereto.

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         (b) INITIAL  CONTRIBUTION  BY ST.  LAWRENCE.  The Members  agree and  acknowledge  that the execution of the Original  Operating  Agreement by St.  Lawrence as of the Formation  Date,  and St.
Lawrence's concurrent  contribution of the amount of cash set forth opposite its name on SCHEDULE 1, constituted the making of the Capital Contribution  required by St. Lawrence for the issuance of the
Interests acquired by it as of the Formation Date and described on Schedule I hereto.

         (c) MINORITY OPTION.  There is hereby  authorized by the execution of this Agreement by the parties,  an amended  option (the  "MINORITY  OPTION") to Edward B. Grier III (the "OPTION  HOLDER")
which shall be in substantially  in the form of EXHIBIT A attached hereto (the "OPTION  AGREEMENT").
Upon the  exercise  of the  Minority  Option by the  Option  Holder in  accordance  with the  Option
Agreement and otherwise in accordance  with this  Agreement,  the Option Holder shall be admitted to the Company as a Member.

3.03     ADDITIONAL MEMBERS.

         Additional Persons may be admitted to the Company as Members,  and additional Interests may be created and assigned and/or issued to those additional Persons and/or to existing Members, all on the terms and conditions approved by the Board and the Consent of the Members,  PROVIDED that if any additional  Interests  are proposed to be issued to any  existing  Members,  Managers or  Affiliates thereof , then such issuance shall require the approval of the Board and Special  Majority  Consent.
No Member shall have any  preemptive,  preferential,  or other right with respect to the issuance or sale of any Interests, or any warrants, subscriptions, options or other rights with respect thereto.
Notwithstanding  anything  contained in this  Agreement to the  contrary,  the terms of admission or issuance may not create any class or series of Interests  having rights,  powers or duties senior to those of any existing  Interests  unless the Board has obtained the majority  written consent of the
Members  holding the Interests in such junior  class(es).  Upon the approval of any new issuances in accordance  with the  foregoing  requirements  of this  Section  3.03,  the Board shall  reflect the creation of additional  Interests by amendment of Schedule I hereto,  and shall reflect the creation of any new class or series in an amendment to this Agreement indicating the different rights, powers and duties possessed by the several classes or series of Interests,  either of which amendments need be executed only by the Board.

                                                -11-

3.04     NO WITHDRAWAL OF OR INTEREST ON CAPITAL.

         Except as  otherwise  set forth herein no Member shall have the right to resign and receive any distribution from the Company as a result of resignation,  and no Member shall have the right to receive the return of all or any part of his, her, or its Capital  Contributions or Capital Account,
or any other distribution, except as provided in Rules 4.01, 4.02 and 8.03. No Member shall have any right to demand and receive  property of the Company in exchange for all or any portion of his, her, or its  Capital  Contributions  or Capital  Account,  except as provided in Rules 8.03 and 4.02 upon dissolution and liquidation of the Company. No interest or prior or preferred return shall accrue or be paid on any Capital  Contribution  or Capital  Account except pursuant to Rules 4.01 and 4.02, as the same may be hereafter amended.

3.05     LIABILITY OF MEMBERS.

         No Member or Manager  shall be  entitled,  obligated  or  required  (a) to make any Capital
Contribution  in addition to his,  her or its Capital  Contribution  made under Rules 3.02 or (b) to make any loan to the Company.  No Member,  in his, her, or its capacity as a Member,  shall have any liability to restore any negative  balance in his, her, or its Capital  Account or to contribute to, or in respect of, the  liabilities  or the  obligations  of the  Company,  or to restore any amounts distributed from the Company, except as may be required under the Act or other applicable law. In no event shall any Member,  in his,  her, or its  capacity as a Member,  be  personally  liable for any liabilities or obligations of the Company.

3.06     ADDITIONAL CAPITAL REQUIREMENTS.

         (a) NEW INTERESTS. In the event that the Company requires additional funds to carry out its purposes,  to conduct its  business,  or to meet its  obligations,  the Company may create and issue and/or assign additional Interests to such investors as the Board may determine, or may borrow funds from such lender(s) as the Board may  determine,  in each case including any one or more Managers or existing  Members,  all on such terms and  conditions  as are approved by the Board and otherwise in compliance with this Agreement.

         (b) LOANS. No loan made to the Company by any Member or Manager shall  constitute a Capital
Contribution to the Company for any purpose.

         (c) DEFAULTS.  No Member or Manager shall have any obligation to give notice of an existing or potential  default of any obligation of the Company to any of the Members or Managers,  nor shall any Member or Manager be obligated  to make any Capital  Contributions  or loan to the  Company,  or otherwise  supply or make  available  any funds to the  Company,  even if the failure to do so would result in a default of any of the Company's  obligations  or the loss or  termination  of all or any part of the Company's assets or business.

3.07     THIRD PARTY LIABILITIES.

         The  provisions  of this Article III are not intended to be for the benefit of any creditor or other  Person  (other than a Member in his,  her, or its capacity as a Member) to whom any debts, liabilities,  or obligations are owed by (or who otherwise has any claim against) the Company or any
of  the  Members.  Moreover,   notwithstanding  anything  contained  in  this  Agreement,  including specifically but without  limitation this Article III, no such creditor or other Person shall obtain any rights under this Agreement or shall, by reason of this Agreement,  make any claim in respect of any debt, liability, or obligation (or otherwise) against the Company or any Member.

                                                -12-

                                             ARTICLE IV
                                            DISTRIBUTIONS

4.01     DISTRIBUTION OF COMPANY FUNDS.

         Except as provided in Rule 4.02 and Rule 4.04,  all Company  funds which are  determined by the Board to be available  for  distribution  shall be  distributed  to the Members in proportion to their respective Percentage Interests.

4.02     DISTRIBUTION UPON DISSOLUTION.

         Proceeds from a Terminating Capital Transaction and amounts available upon dissolution, and after  payment  of, or  adequate  provision  for,  the debts and  obligations  of the  Company,  and liquidation  of any  remaining  assets of the  Company,  shall be  distributed  and  applied  in the following priority:

                  (i)  FIRST,  to fund  reserves  for  liabilities  not then due and  owing  and for contingent  liabilities  to the extent deemed  reasonable  by the Board;  PROVIDED,  that,  upon the expiration  of such period of time as the Board shall deem  advisable,  the balance of such reserves remaining  after payment of such  contingencies  shall be distributed in the manner  hereinafter set forth in this Rule 4.02; and

                  (ii) SECOND,  to the Members,  an amount sufficient to reduce the Members' Capital
Accounts to zero, in proportion to the positive  balances in such Capital Accounts (after reflecting in such Capital Accounts all adjustments thereto  necessitated by (A) all other Company transactions
(including distributions and allocations of Profits and Losses and items of income, gain, deduction, and loss) and (B) such Terminating Capital Transaction); and

                  (iii)  THIRD,  to  the  Members  in  proportion  to  their  respective  Percentage
Interests.

4.03     DISTRIBUTION OF ASSETS IN KIND.

         No Member shall have the right to require any  distribution of any assets of the Company in kind. If any assets of the Company are  distributed in kind, such assets shall be distributed on the basis of their fair market value as determined by the Board.  Any Member entitled to any interest in such assets shall, unless otherwise  determined by the Board, receive separate assets of the Company and not an  interest  as  tenant-in-common,  with other  Members so  entitled,  in each asset  being distributed.

                                                -13-

4.04     DISTRIBUTIONS TO COVER MEMBERS' TAX LIABILITY.

         Unless the Board shall determine that the Company does not have sufficient liquid assets to make the distribution  contemplated by this Rule 4.04 consistent with prudent business practice, the
Board shall, at a minimum, distribute to Members, no less often than quarterly,  amounts intended to cover the  potential  federal,  state,  or local tax  obligations  of such Members on account of the cumulative  allocation to them of taxable income in excess of tax losses pursuant to this Agreement.
For purposes of the foregoing,  such federal,  state, and local tax obligations of each Member shall be assumed to equal the highest  effective  combined federal and state income tax rate applicable to any Member multiplied by each Member's Percentage  Interest multiplied by the cumulative  allocation to all Members of taxable  income in excess of tax losses  determined as described in the definition of Profits  and Losses  without  the  adjustments  listed  therein,  with the result  reduced by the cumulative amount previously  distributed pursuant to this Rule 4.04. Partial  distributions made to the  Members  pursuant to this Rule 4.04 shall be made in  proportion  to their  respective  amounts calculated  under  the  previous  sentence.  For  purposes  of  applying  Rule  4.04  to  subsequent distributions to the Members, distributions made pursuant to this Rule 4.04 shall be disregarded and shall not be deemed to have been made, pursuant to Rule 4.01.

                                              ARTICLE V
                                  ALLOCATION OF PROFITS AND LOSSES

5.01     ALLOCATION OF PROFITS AND LOSSES.

         (a) After giving effect to the allocations set forth in Rules 9.01 and 9.02, and subject to the other provisions of Article IX, Profits shall be allocated in the following order and priority:

                  (i) FIRST,  in  proportion to any deficit  Capital  Account  balances,  until such deficits are eliminated; and

                  (ii) SECOND,  to each Member until the balance in his, her, or its Capital Account is equal to the amount of such Member's Adjusted Capital Contributions; and

                  (iii)  THIRD,  any  remaining  Profits  shall be  allocated  among the  Members in proportion to their respective Percentage Interests.

         (b) After giving effect to the allocations set forth in Rules 9.01 and 9.02, and subject to the other provisions of Article IX, Losses shall be allocated in the following order and priority:

                  (i) FIRST,  to each  Member to reduce  the  balance in his,  her,  or its  Capital
Account to an amount equal to such Member's Adjusted Capital Contributions; and

                                                -14-

                  (ii)  SECOND,  to each  Member to reduce the  balance in his,  her, or its Capital
Account to zero; and

                  (iii)  THIRD,  any  remaining  Losses  shall be  allocated  among the  Members  in proportion to their respective Percentage Interests.

                                             ARTICLE VI
                                           FISCAL MATTERS

6.01     BOOKS AND RECORDS.

         The Board shall keep or cause to be kept  complete  and  accurate  books and records of the
Company on the income tax method of reporting and otherwise in accordance  with  generally  accepted accounting  principles  consistently  applied.  Such documents and information as are required to be furnished  to the  Members  under the Act shall be made  available  at an office of the  Company for
examination  and  copying  by  any  Member  or  Manager,   or  his,  her,  or  its  duly  authorized
representative, at his reasonable request and at his expense during ordinary business hours.

6.02     BANK ACCOUNTS.

         Bank  accounts  and/or other  accounts of the Company  shall be  maintained in such banking and/or other financial  institution(s)  as shall be selected by the Board, and withdrawals  shall be made and other  activity  conducted on such  signature or  signatures  as shall be determined by the
Board.

6.03     FISCAL YEAR.

         The fiscal year of the Company shall end on December 31 of each year.

6.04     TAX MATTERS PARTNER.

         The Tax Matters Partner shall be the Person so named in SCHEDULE I hereto.  At any time and from time to time if there is no Tax Matters Partner, a Tax Matters Partner may be designated by the approval of the Board. The Tax Matters Partner is hereby authorized to, and shall perform all duties of, a "tax matters partner" under the Code and shall serve as Tax Matters Partner until his, her, or its resignation or until the designation of his, her, or its successor, whichever occurs sooner.

                                                -15-

                                             ARTICLE VII
                                   TRANSFERS AND COMPANY ISSUANCES

7.01     RESTRICTIONS ON TRANSFER.

         (a) No Member may Transfer all or any part of his, her, or its Units, or otherwise withdraw from the Company,  except with the prior written approval of the Board (excluding from such vote any
Manager who is the proposed  transferor  or an Affiliate  of the  proposed  transferor,  unless such
Manager is the sole Manager of the Company),  which may be withheld for any reason or for no reason,
PROVIDED that any transfer of more than fifty percent (50%) of the Interests of any Member who holds more than fifty percent 50% of the outstanding  Interests of the Company,  shall in addition require the  written  consent of a majority in interest  of those  Members  who are not  transferring  their
Interests.  No  transferee  of a Transfer may be admitted as a Member  except with the prior written approval of the Board and the Consent of the Members, which may be withheld for any reason or for no reason, and upon the satisfaction of the other requirements of this Agreement.

         Notwithstanding the foregoing to the contrary, the transfer of Units by St. Lawrence to any of its Affiliates or to any successor in interest shall be expressly  permitted hereby and upon such transfer  any such  Affiliate  shall be admitted  to the  Company as a Member,  subject to the other provisions set forth in Section 7.01.

         (b) No Person who becomes the holder by operation of law of all or any portion of the Units may be admitted as a Member except with the prior  written  approval of the Board and the Consent of the Members,  which may be withheld for any reason or for no reason,  and upon  satisfaction  of the other requirements of this Agreement.

         (c) Every Transfer of a Unit permitted by this Article VII shall nevertheless be subject to the following:

                  (i) No Transfer of any Units may be made if such Transfer would cause or result in a breach of any agreement  binding upon the Company or of then  applicable  rules and regulations of any  governmental  authority  having  jurisdiction  over such  Transfer.  The Board may require as a condition of any Transfer that the transferor assume all costs incurred by the Company in connection therewith  and furnish an opinion of  counsel,  satisfactory  to the Company  both as to counsel and opinion,  that the proposed  Transfer  complies with  applicable  law,  including  federal and state securities laws, and does not cause the Company to be an investment  company as such term is defined in the Investment Company Act of 1940, as amended.

                  (ii) Notwithstanding  anything contained herein to the contrary,  no Unit shall be transferred if, by reason of such Transfer, the classification of the Company for federal income tax purposes  would be  adversely  affected or  jeopardized,  or if such  Transfer  would have any other substantial adverse effect for federal income tax purposes.

                  (iii) In the event of any  Transfer,  there shall be filed with the Company a duly executed and acknowledged counterpart of the instrument effecting such Transfer. The transferee,  if any, shall execute such additional  instruments as shall be reasonably required by the Board. If and for so long as such  instruments  are not so executed and filed,  the Company need not recognize any such  Transfer for any purpose,  and the  transferee  shall be entitled only to the rights which are required under the Act to be afforded to a transferee who does not become a Member.

                                                -16-

                  (iv) Upon the  admission or  withdrawal  of a Member,  this  Agreement  (including without limitation  SCHEDULE I hereto) and/or the Certificate shall be amended  appropriately by the
Board to  reflect  the then  existing  names and  addresses  of the  Members  and  their  respective
Percentage Interests and Units.

         (d) A  transferor  of a Unit  shall,  if the  transferee  is a Member  hereunder  or if the transferee  becomes a Member pursuant to the provisions of this Agreement,  be relieved of liability under this  Agreement  with  respect to the  transferred  Unit  arising or  accruing on or after the effective date of the Transfer.

         (e) Any Person who acquires in any manner whatsoever a Unit, whether or not such Person has accepted and assumed in writing the terms and provisions of this Agreement or been admitted into the
Company as a Member as provided in this Rule 7.01, shall be deemed, by acceptance of the acquisition thereof,  to have agreed to be subject to and bound by all of the obligations of this Agreement with respect to such Unit and shall be subject to the  provisions of this  Agreement  with respect to any subsequent Transfer of such Unit.

         (f) Any Transfer in  contravention of any of the provisions of this Agreement shall be null and void and  ineffective  to  transfer  any  interest  in the  Company,  and shall not bind,  or be recognized  by, or be recorded on the books of, the Company,  and any transferee or assignee in such transaction shall not be or be treated as or deemed to be a Member for any purpose. In the event any
Member  shall  at any  time  Transfer  a Unit  in  contravention  of any of the  provisions  of this
Agreement,  then each other Member shall,  in addition to all rights and remedies at law and equity, be entitled to a decree or order  restraining  and  enjoining  such  transaction,  and the offending
Member shall not plead in defense  thereto  that there would be an adequate  remedy at law, it being expressly  hereby  acknowledged  and agreed that damages at law would be an inadequate  remedy for a breach or threatened  breach of the violation of the provisions  concerning  such  transactions  set forth in this Agreement.

                                            ARTICLE VIII
                                     DISSOLUTION AND TERMINATION

8.01     LIMITATIONS.

         The Company may be dissolved, liquidated, and terminated only pursuant to the provisions of this Article VIII, and the parties hereto do hereby  irrevocably waive any and all other rights they may have to a dissolution of the Company or a sale or partition of any or all of the Company assets.

8.02     EVENTS CAUSING DISSOLUTION.

         Notwithstanding  the Act, the Company shall be dissolved and its affairs wound up only upon the occurrence of any of the following events:

                                                -17-

         (a) A Terminating Capital  Transaction;  PROVIDED,  that no Terminating Capital Transaction may occur  without  the prior  written  approval  of the Board,  the  Consent of the Members and the satisfaction of the conditions set forth in Section 4.02;

         (b) The  election to dissolve the Company made in writing by the approval of the Board with the Consent of the Members; or

         (c) Any consolidation or merger of the Company with or into any entity in which the Company is not the resulting or surviving entity;  PROVIDED,  that no such consolidation or merger may occur without the prior written approval of the Board and the Consent of the Members.

         Any  dissolution  of the Company other than as provided in this  Paragraph  8.02 shall be a dissolution in contravention of this Agreement.

8.03     PROCEDURES ON DISSOLUTION.

         Upon  dissolution  of the Company,  the Board or if none,  a liquidator  elected by Special
Majority Consent of the Members, shall liquidate the assets of the Company, apply and distribute the proceeds  thereof under Rule 4.02 of this Agreement,  and cause the cancellation of the Certificate.
The Company shall not terminate until the Certificate shall be canceled.

                                             ARTICLE IX
                                      TAX ALLOCATION PROVISIONS

9.01     REQUIRED REGULATORY ALLOCATIONS.

         (a) LIMITATION ON AND  REALLOCATION OF LOSSES.  At no time shall any allocations of Losses, or any item of loss or  deduction,  be made to a Member if and to the extent such  allocation  would cause such Member to have, or would increase, any Adjusted Capital Account Deficit of such Member at the end of any fiscal  year.  To the extent  any  Losses or items are not  allocated  to one or more
Members pursuant to the preceding  sentence,  such Losses shall be allocated to the Members to which such losses or items may be allocated without violation of this Rule 9.01(a).

         (b) MINIMUM GAIN CHARGE-BACK. If there is a net decrease in the Minimum Gain of the Company during any fiscal  year,  then items of income or gain of the Company for such fiscal year (and,  if necessary,  subsequent  fiscal  years)  shall be allocated to each Member in an amount equal to such
Member's share of the net decrease in the Minimum Gain,  determined in accordance  with  Regulations
Rule 1.704-2(d)(I). A Member's share of the net decrease in the Minimum Gain of the Company shall be determined in accordance  with  Regulations  Rule  1.7042(g).  The items of income and gain to be so allocated  shall  be  determined  in  accordance  with  Regulations  Rules  1.  704-2(t)(6)  and  1.
704-2(j)(2).

                                                -18-

         (c) PARTNER  MINIMUM GAIN  CHARGE-BACK.  Notwithstanding  any contrary  provisions  of this
Article IX,  other than Rule  9.01(b)  above,  if there is a net  decrease in Partner  Minimum  Gain attributable to Partner Nonrecourse Debt during any fiscal year, then each Member who has a share of such Partner Minimum Gain,  determined in accordance  with  Regulations  Rule 1.704- 2(i),  shall be allocated items of income and gain of the Company,  determined in accordance with  Regulations  Rule
1.704-2(j)(2)(ii),  for such fiscal year (and, if necessary,  subsequent  fiscal years) in an amount equal to each such Member's  share of the net decrease in such Partner  Minimum Gain,  determined in accordance with Regulations Rule 1.704-(2)(i).

         (d) QUALIFIED  INCOME  OFFSET.  If any Member  unexpectedly  receives an item  described in
Regulations Rule  1.704-1(b)(2)(ii)(d)(4),  (5), or (6), items of income and gain shall be allocated to each such Member in an amount and manner  sufficient to eliminate,  as quickly as possible and to the extent required by Regulations Rule 1.704-1 (b )(2)(ii)(d), the Adjusted Capital Account Deficit
of such Member; PROVIDED, that an allocation pursuant to this Rule 9.01(d) shall be made if and only to the extent  that such Member  would have an  Adjusted  Capital  Account  Deficit  after all other allocations  provided for in this Article IX have been tentatively made as if this Rule 9.01(d) were not in the Agreement.

         (e) GROSS INCOME  ALLOCATION.  In the event any Member has a Capital Account deficit at the end of any  Company  fiscal  year  which is in excess of the sum of the  items to be  credited  to a
Member's  Capital Account under clause (a) of the definition of Adjusted  Capital  Account  Deficit, then each such Member  shall be  allocated  items of income and gain in the amount of such excess as quickly as possible;  PROVIDED,  that an allocation  pursuant to this Rule 9.01(e) shall be made if, and only to the extent that,  such Member would have a Capital Account deficit in excess of such sum after all other  allocations  provided for in this Article IX have been  tentatively made as if this
Rule 9.01(e)  were not in this  Agreement.  As among  Members  having such excess,  if there are not sufficient items of income and gain to eliminate all such excesses,  such allocations  shall be made in proportion to the amount of any such excess.

         (f) NONRECOURSE DEDUCTIONS. Nonrecourse Deductions for any fiscal year or other period (not including any Partner Nonrecourse  Deductions allocated pursuant to Rule 9.01(g)) shall be allocated among the Members in proportion to their  respective  Percentage  Interests.  Solely for purposes of determining  each  Member's  proportionate  share of the  "excess  nonrecourse  liabilities"  of the
Company,  within the meaning of Regulations Rule  1.752-3(a)(3),  each Member's  interest in Company profits shall be equal to his, her, or its Percentage Interest. The items of losses, deductions, and
Code Rule  705(a)(2)(b)  expenditures  to be so allocated  shall be determined  in  accordance  with
Regulations Rule 1.704-2(j)(1)(ii).

         (g) PARTNER NONRECOURSE DEDUCTIONS.  Any Partner Nonrecourse Deductions for any fiscal year or other period shall be allocated to the Member who bears the economic risk of loss with respect to the nonrecourse  liability (as determined and defined under Regulations Rule 1.704-2(b)(4)) to which
such  Partner  Nonrecourse  Deductions  are  attributable,   in  accordance  with  Regulations  Rule
1.704-2(i)(1).  The items of losses,  deductions,  and Code Rule 705(a)(2)(b)  expenditures to be so allocated shall be determined in accordance with Regulations Rule 1.7042(j)(1)(ii).

                                                -19-

         (h) BASIS ADJUSTMENT.  To the extent an adjustment to the adjusted tax basis of any Company asset  pursuant to either of Code Rules 734(b) or 743(b) is required  pursuant to  Regulations  Rule
1.704-1(b)(2)(iv)(m)  to be taken into account in determining  Capital Accounts,  the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment  increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be allocated to the Members in a manner  consistent with the manner in which their Capital  Accounts are required to be adjusted pursuant to such Section of the Regulations.

9.02     CURATIVE ALLOCATIONS.

         The allocations set forth in Rule 9.01 are intended to comply with certain  requirements of
Regulations  Rules  1.704-1(b) and 1.704-2 and shall be  interpreted  consistently  therewith.  Such allocations  may not be  consistent  with the manner in which the Members  intend to divide  Company distributions and to make Profit and Loss allocations.  Accordingly, by approval of the Board, other allocations of Profits,  Losses,  and items thereof shall be made among the Members so as to prevent the allocations in Rule 9.01 from distorting the manner in which Company  distributions will be made among the Members pursuant to Rules 5.01 and 5.02 hereof.  In general,  the Members  anticipate that this will be accomplished by specially allocating other Profits,  Losses, and items of income, gain, loss,  and deduction  among the Members so that the net amount of  allocations  under Rule 9.01, and allocations  under  this Rule  9.02,  to each such  Member is zero.  However,  the Board  shall have discretion to accomplish this result in any reasonable manner.

9.03     TAX ALLOCATIONS AND BOOK ALLOCATIONS.

         Except as otherwise provided in this Rule 9.03, for federal income tax purposes,  each item of income,  gain,  loss, and deduction  shall,  to the extent  appropriate,  be allocated  among the
Members in the same manner as its correlative  item of "book" income,  gain,  loss, or deduction has been allocated pursuant to the other provisions of this Agreement.

         In  accordance  with  Code  Rule  704( c) and  the  Regulations  thereunder,  depreciation, amortization,  gain, and loss, as determined.  for tax purposes,  with respect to any property whose
Book Value differs from its adjusted basis for federal income tax purposes shall,  for tax purposes, be allocated among the Members so as to take account of any variation  between the adjusted basis of such property to the Company for federal income tax purposes and its Book Value,  such allocation to be made by approval of the Board in any manner which is permissible under said Code Rule 704( c) and the Regulations thereunder, and the Regulations under Code Rule 704(b).

         In the event the Book  Value of any  property  of the  Company  is  subsequently  adjusted, subsequent  allocations of income, gain, loss, and deduction with respect to any such property shall take into account any variation  between the adjusted  basis of such property for federal income tax purposes and its Book Value in the manner provided under Rule 704(c) of the Code and the Regulations thereunder.

                                                -20-

         Allocations pursuant to this Rule 9.03 are solely for purposes of federal, state, and local taxes and shall not affect,  or in any way be taken into account in computing,  any Member's Capital
Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this
Agreement.

9.04     GENERAL ALLOCATION AND DISTRIBUTION RULES.

         (a) INTERIM  ALLOCATIONS.  For purposes of determining  the Profits,  Losses,  or any other items allocable to any period,  Profits,  Losses,  and any such other items shall be determined on a daily,  monthly,  or other basis, as determined by the Board using any permissible method under Code
Rule 706 and the Regulations thereunder.  Except as otherwise provided in this Agreement,  all items of income, gain, loss, and deduction shall be allocable among the Members in the same proportions as the Profits or Losses are allocated for the fiscal year in which such item is included.

         (b) NEW MEMBERS. Upon the admission of a new Member or the Transfer of an Interest, the new
and old Members or the transferor and transferee shall be allocated shares of Profits and Losses and other allocations and shall receive  distributions,  if any, based on the portion of the fiscal year that the new or  transferred  Interest was held by the new and old Members,  or the  transferor  and transferee, respectively. For the purpose of allocating Profits and Losses and other allocations and distributions,  (i) such  admission or Transfer shall be deemed to have occurred on the first day of the month in which it occurs,  or if such date shall not be permitted for allocation  purposes under the  Code or the  Regulations,  on the  nearest  date  otherwise  permitted  under  the  Code or the
Regulations,  and (ii) if required by the Code or the Regulations, the Company shall close its books on an interim basis on the last day of the previous calendar month.

9.05     TAX WITHHOLDING.

         If the Company  incurs a  withholding  tax  obligation  with respect to the share of income allocated to any Member,  (a) any amount which is (i) actually  withheld  from a  distribution  that would otherwise have been made to such Member and (ii) paid over in satisfaction of such withholding tax  obligation  shall be treated for all purposes  under this  Agreement as if such amount had been distributed  to such  Member,  and (b) any amount  which is so paid over by the  Company,  but which exceeds the amount, if any,  actually  withheld from a distribution  which would otherwise have been made to such Member, shall be treated as an interest-free advance to such Member. Amounts treated as advanced  to any Member  pursuant  to this Rule 9.05 shall be repaid by such  Member to the  Company within 30 days after the Board gives notice to such Member  making demand  therefor.  Any amounts so advanced and not timely  repaid shall bear  interest,  commencing  on the  expiration of said 30 day period,  compounded  monthly on unpaid balances,  at an annual rate equal to the Applicable  Federal
Rate as of such  expiration  date.  The Company  shall  collect any unpaid  amounts from any Company distributions that would otherwise be made to such Member.

                                                -21-

                                              ARTICLE X
                                         GENERAL PROVISIONS

10.01    NOTICES.

         Any and all notices under this Agreement shall be effective (a) upon delivery, if delivered in hand,  (b) on the third  business day after being sent by  registered or certified  mail,  return receipt  requested,  postage  prepaid,  or (c) on the first business day after being sent by express mail, telecopy, or commercial overnight delivery service providing a receipt for delivery.  All such notices in order to be  effective  shall be in writing  and  addressed,  if to the  Company,  at its registered  office  under the Act and, if to a Member,  at the last address of record on the Company books.  Copies of such  notices  shall also be sent to the last address for the  recipient  which is known to the sender, if different from the address so specified.

10.02    WORD MEANINGS.

         Words such as "herein," "hereinafter," "hereof," and "hereunder" refer to this Agreement as a whole and not merely to a  subdivision  in which such words  appear  unless the context  otherwise requires. The singular shall include the plural, and the masculine gender shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

10.03    BINDING PROVISIONS.

         Subject to the  restrictions  on transfer set forth herein,  the  covenants and  agreements contained  herein  shall be binding  upon,  and inure to the benefit of, the parties  hereto,  their heirs,  Legal  Representatives,  and permitted  successors and assigns,  and any other Person who is issued or who is otherwise acquires any Interest at any time.

10.04    APPLICABLE LAW.

         This Agreement, including its existence, validity,  construction, and operating effect, and the rights of each of the parties hereto,  shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

10.05     COUNTERPARTS.

         This  Agreement  may be  executed  in  several  counterparts  and,  as so  executed,  shall constitute one agreement binding on all parties hereto, notwithstanding that all of the parties have not signed the original or the same counterpart.

10.06    SEPARABILITY OF PROVISIONS.

         Each provision of this Agreement  shall be considered  separable.  If, for any reason,  any provision or provisions  herein are  determined to be invalid and contrary to any existing or future law, such  invalidity  shall not impair the operation of or affect those  portions of this Agreement which are valid, and if for any reason any provision or provisions herein would cause the Members to be liable for or bound by the  obligations  of the Company,  such  provision or provisions  shall be deemed void and of no effect.

                                                -22-

10.07    SECTION TITLES.

         Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

10.08    AMENDMENTS.

         Except as otherwise specifically provided herein,  including,  without limitation, in Rules
3.03 and 7.01(c)(iv),  this Agreement may be amended or modified only with the approval of the Board and the  Special  Majority  Consent of Members  holding the  majority of the issued and  outstanding
Units, voting as a single class.

10.09    ENTIRE AGREEMENT.

         This  Agreement  together with SCHEDULE I attached  hereto embody the entire  agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

10.10    WAIVER OF PARTITION.

         Each  Member  agrees  that  irreparable  damage  would be done to the Company if any Member brought  an action  in court to  dissolve  the  Company.  Accordingly,  unless  otherwise  expressly authorized in this  Agreement,  each Member agrees that he, she, or it shall not, either directly or indirectly,  take any action to require  partition or  appraisement  of the Company or of any of the assets or properties of the Company and,  notwithstanding  any  provisions of this  Agreement to the contrary,  each Member (and his, her, or its successors  and assigns)  accepts the provisions of the
Agreement as his, her, or its sole entitlement on termination,  dissolution,  and/or  liquidation of the Company and hereby  irrevocably waives any and all right to maintain any action for partition or to compel any sale or other  liquidation  with  respect to his,  her,  or its  interest,  in or with respect to, any assets or properties of the Company; and each Member agrees that he, she, or it will not petition a court for the dissolution, termination or liquidation of the Company.

10.11    SURVIVAL OF CERTAIN PROVISIONS.

         The Members acknowledge and agree that this Agreement contains certain terms and conditions which are intended to survive the dissolution and termination of the Company, including, but without limitation,  the provisions of Rules 2.07 and 3.05.  The Members agree that such  provisions of this
Agreement which by their terms require,  given their context,  that they survive the dissolution and termination of the Company, so as to effectuate the intended purposes and agreements of the Members, shall  survive,  notwithstanding  that  such  provisions  had not been  specifically  identified  as surviving and notwithstanding the dissolution and termination of the Company or the execution of any document  terminating this Agreement,  unless such termination  document  specifically  provides for nonsurvival by reference to this Rule 10.11 and to specific nonsurviving provisions.

                                                -23-

                                             ARTICLE XI
                                             DEFINITIONS

The following defined terms used in this Agreement shall have the meanings specified below:

         "ACT"  means the  Delaware  Limited  Liability  Company  Act,  in effect at the time of the initial filing of the Certificate with the office of the Secretary of the State of Delaware,  and as thereafter amended from time to time.

         "ADJUSTED CAPITAL ACCOUNT DEFICIT" means, with respect to any Member,  the deficit balance, if any, in such Member's  Capital  Account as of the end of the relevant  fiscal year,  after giving effect to the following adjustments:

         (a) credit to such  Capital  Account any amounts  which such Member is obligated to restore pursuant to any  provision of this  Agreement  or is deemed to be  obligated to restore  pursuant to
Regulations Rules 1.704-2(g)(1) and 1.704-2(i)(5); and

         (b)  debit  to  such   Capital   Account   the  items   described   in   Regulations   Rule
1.7041(b)(2)(ii)(d)(4), (5) and (6).

         The foregoing  definition is intended to comply with the  provisions  of  Regulations  Rule
1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

         "ADJUSTED  CAPITAL  CONTRIBUTION"  means a  Member's  initial  and all  additional  Capital
Contributions to the Company, reduced by all distributions made to such Member under Rule 4.01.

         "AFFILIATED  PERSON" or  "Affiliate"  means,  with reference to a specified  Person,  (i) a member of such  Person's  family,  (ii) an entity in which such  Person or one or more of his or her family members directly or indirectly holds more than three percent of the equity, or is a director, employee,  consultant,  or officer, or (iii) one or more Legal Representatives of such Person and/or any Persons referred to in clauses (i) or (ii) above.

         "AGREEMENT"  means this Amended and Restated Limited  Liability Company Agreement as it may
be amended, supplemented, or restated from time to time.

         "APPLICABLE FEDERAL RATE" means the Applicable Federal Rate as that term is defined in Code
Rule 7872, whether the short-term, mid-term or long-term rate, as the case may be, as published from time to time by the Secretary of the Treasury.

                                                -24-

         "BOARD OF MANAGERS" or "Board" means the Board of Managers  described in Article II of this
Agreement.

         "BOOK VALUE" means,  with respect to any asset of the Company,  such asset's adjusted basis for federal income tax purposes, except that:

         (i) the initial Book Value of any asset contributed by a Member to the Company shall be the gross fair market  value of such asset (not  reduced for any  liabilities  to which it is subject or which the  Company  assumes),  as such  value is  determined  and for  which  credit is given to the contributing Member under this Agreement;

         (ii) the Book  Values  of all  assets  of the  Company  shall be  adjusted  to equal  their respective gross fair market values, as determined by the Board, at and as of the following times:

                  (a) the  acquisition of an additional or new Interest by a new or existing  Member in exchange for other than a de minimis  capital  contribution,  or in exchange for services by such
Member,  if the Board  reasonably  determine  that such  adjustment is necessary or  appropriate  to reflect the relative economic interests of the Members;

                  (b) the  distribution by the Company to. a Member of more than a de minimis amount of any asset of the Company  (including cash or cash  equivalents) as  consideration  for all or any portion of the  Member's  Interest,  if the Board  reasonably  determines  that such  adjustment  is necessary or appropriate to reflect the relative economic interests of the Members; and

                  (c) the  liquidation  of the  Company  within  the  meaning  of  Regulations  Rule
1.7041(b)(2)(ii)(g); and

         (iii) the Book Value of the assets of the Company  shall be  increased  (or  decreased)  to reflect any adjustment to the adjusted  basis of such assets  pursuant to Rule 734(b) or Rule 743(b)
of the Code, but only to the extent such  adjustments are taken into account in determining  Capital
Accounts pursuant to Regulations Rule 1.704-1(b)(2)(iv)(m); PROVIDED, HOWEVER, that Book Value shall not be  adjusted  pursuant  to this clause  (iii) to the extent  that the Board  determines  that an adjustment  pursuant  to clause (ii) hereof is  necessary  or  appropriate  in  connection  with the transaction that would otherwise result in an adjustment pursuant to this clause (iii).

         If the Book Value of an asset has been  determined  or adjusted  pursuant to the  preceding clauses (i), (ii), or (iii), such Book Value shall thereafter be adjusted by the Depreciation  taken into account with respect to such asset for purposes of computing Profits and Losses, and the amount of the adjustment  shall  thereafter be taken into account as gain or loss from the  distribution of such asset for purposes of computing Profits or Losses.

                                                -25-

         "CAPITAL  ACCOUNT" of any Member shall mean the Capital  Account of such Member referred to in Rule 3.01 hereof.

         "CAPITAL  CONTRIBUTION"  means  the  amount  of cash and the  value of any  other  property contributed  to the Company by a Member with respect to such Member's  Interest,  net of liabilities relating to such contributed property that the Company assumes or to which the Company takes subject under Rule 752 of the Code. Any non-cash property shall be valued by agreement, of the Board and the contributing Member, which valuation shall be conclusive.

         "CERTIFICATE"  means the Certificate of Formation creating the Company, as it may from time to time be amended in accordance with the Act.

         "CODE" means the  Internal  Revenue  Code of 1986,  as amended  from time to time,  and any subsequent federal law of similar import.

         "COMPANY" means the limited  liability  company formed pursuant to the Certificate and this
Agreement, as it may from time to time be constituted and amended.

         "CONSENT"  means the written  consent or approval  of more than 50% in  interest,  based on
Percentage  Interests  held as Members,  of those  Members  entitled to  participate  in giving such
Consent,  and if more  than one  class of  Members  is so  entitled  then  more than 50% shall be so required with respect to each such class.  No later than 14 days prior to the Company's  delivery of materials  soliciting  the  Consent of the  Members (or such  longer  period as  applicable  law may require),  the Company shall deliver to each Member a written notice describing in reasonable detail the action for which consent will be sought.

         "DEPRECIATION"  means, for each year or other period,  an amount equal to the depreciation, amortization or other cost recovery deduction allowable for federal income tax purposes with respect to an asset for such year or other  period,  except that if the Book Value of an asset  differs from its adjusted  basis for federal  income tax purposes at the  beginning of such year or other period,
Depreciation  shall be an amount that bears the same relationship to the Book Value of such asset as the  depreciation,  amortization,  or other cost recovery  deduction  computed for tax purposes with respect to such asset for such  period  bears to the  adjusted  tax basis for such asset or, if such asset has a zero adjusted tax basis,  Depreciation shall be determined with reference to the initial
Book  Value of such asset  using any  reasonable  method  selected  by the Board,  but not less than depreciation allowable for tax purposes for such year.

         "DEVELOPMENT CORPORATION" means T3 Therapeutics, Inc., a New York corporation.

         "INTEREST"  means the entire equity interest (or "limited  liability  company  interest" as such term is used in the Act) of a Member in the Company and all rights and  liabilities  associated therewith,  including  without  limitation  rights  to  distributions  (liquidating  or  otherwise), allocations,  information, and rights to consent or approve, which Interest shall be as set forth on
SCHEDULE I in the name of the  applicable  Member.  Interests  shall be  represented by Units as set forth on SCHEDULE I hereto.

                                                -26-

         "LEGAL  REPRESENTATIVE"  means, with respect to any individual,  a duly appointed executor, administrator,  guardian,  conservator,  personal  representative,  or  other  legal  representative appointed as a result of the death or incompetency of such individual.

         "LOSSES" shall have the meaning provided below under the heading "Profits and Losses."

         "MANAGERS"  shall refer to the Person(s) named as Managers in this Agreement and any Person who becomes an additional,  substitute,  or replacement  Manager as permitted by this Agreement,  in each such Person's capacity as a Manager of the Company.

         "MEMBER"  shall  refer any Person  named as a Member in this  Agreement  and any Person who becomes an additional,  substitute,  or replacement  Member as permitted by this Agreement,  in each such Person's  capacity as a Member of the Company;  and  "Members"  shall refer to all such Persons collectively.

         "MINIMUM GAIN" shall have the meaning given in Regulations Rule 1.704-2(d).

         "MINORITY OPTION" has the meaning set forth in Section 3.02(c).

         "NONRECOURSE DEDUCTIONS" shall have the meaning given in Regulations Rule 1.704-2(b)(1).

         "OPTION HOLDER" means Edward B. Grier III, the holder of the Minority Option.

         "PARTNER MINIMUM GAIN" shall mean an amount, with respect to each Partner Nonrecourse Debt, equal to the  Partnership  Minimum  Gain that would  result if such  Partner  Nonrecourse  Debt were treated as a nonrecourse liability, determined in accordance with Regulations Rule 1.704-2(i)(3).

         "PARTNER NONRECOURSE DEBT" shall have the meaning given in Regulations Rule 1.7042(b)(4).

         "PARTNER  NONRECOURSE  DEDUCTIONS"  shall have the meaning given in Regulations Rule 1.704-
2(i)(4).

         "PERCENTAGE  INTEREST"  means  the  relative  Interest  of a Member  in  proportion  to all outstanding Interests,  or of the class of Interest which the Member holds, as set forth on SCHEDULE
I, as such schedule may be amended from time to time.

                                                -27-

         "PERSON"  means any natural  person,  partnership  (whether  general or  limited),  limited liability company, trust, estate, association, or corporation.

         "PROFITS AND LOSSES"  means,  for each fiscal year or other period,  an amount equal to the
Company's  taxable income or loss for such year or period,  determined in accordance  with Code Rule
703(a) (for this  purpose,  all items of income,  gain,  loss,  or  deduction  required to be stated
separately  pursuant to Code Rule 703(a)(I)  shall be included in taxable income or loss),  with the following adjustments:

         (i) Any income of the Company  that is exempt  from  federal  income tax and not  otherwise taken into account in computing  Profits or Losses pursuant to this provision shall be added to such taxable income or loss;

         (ii) Any expenditures of the Company described in Code Rule 705(a)(2)(B) or treated as Code
Rule 705(a)(2)(B) expenditures pursuant to Regulations Rule 1. 704-1(b)(2)(iv)(i), and not otherwise taken into account in computing  Profits or Losses pursuant to this  provision,  shall be subtracted from such taxable income or loss;

         (iii) Gain or loss from a disposition of property of the Company with respect to which gain or loss is  recognized  for federal  income tax purposes  shall be computed by reference to the Book
Value of such property, rather than its adjusted tax basis;

         (iv) In lieu of the depreciation,  amortization,  and other cost recovery  deductions taken into account in computing taxable income or loss, there shall be taken into account the Depreciation on the assets for such fiscal year or other period; and

         (v) Any items  which are  separately  allocated  pursuant  to Rules 9.01  and/or 9.02 which otherwise would have been taken into account in calculating Profits and Losses pursuant to the above provisions  shall not be taken into  account  and, as the case may be, shall be added to or deducted from such amounts so as to be not part of the calculation of the Profits or Losses.

         If the Company's  taxable income or loss for such year, as adjusted in the manner  provided above,  is a positive  amount,  such amount  shall be the  Company's  Profits for such year;  and if negative, such amount shall be the Company's Losses for such year.

         "REGULATIONS"  means  the  Regulations  promulgated  under  the  Code,  and  any  successor provisions to such Regulations, as such Regulations may be amended from time to time.

         "SPECIAL  MAJORITY  CONSENT" means the written  consent or approval of more than 66 2/3% in interest, based on Percentage Interests held as Members, of those Members entitled to participate in giving such Special Majority Consent, and if more than one class of Members is so entitled then more than 66 2/3% shall be so required  with  respect to each such class.  No later than 14 days prior to the Company's delivery of materials  soliciting the Consent of the Members (or such longer period as applicable law may require), the Company shall deliver to each Member a written notice describing in reasonable detail the action for which consent will be sought.

                                                -28-

         "ST. LAWRENCE" means The St. Lawrence Seaway Corporation,  an Indiana  corporation,  or any successor thereto.

         "TAX MATTERS PARTNER" shall have the meaning given in Rule 6.04.

         "TERMINATING CAPITAL TRANSACTION" means a sale or other disposition of all or substantially all of the assets of the  Company,  a merger or  consolidation  of the  Company,  a  liquidation  or dissolution of the Company or any other  transaction which results in the cessation of the Company's business, operations or independent legal existence.

         "TRANSFER"  and any  grammatical  variation  thereof  shall  refer to any  sale,  exchange,
issuance,  redemption,   assignment,   distribution,   encumbrance,   hypothecation,  gift,  pledge,
retirement,  resignation, transfer, or other withdrawal, disposition, or alienation in any way as to any interest as a Member.  Transfer shall  specifically,  without  limitation of the above,  include assignments and  distributions  resulting from death,  incompetency,  Bankruptcy,  liquidation,  and dissolution.

         "UNITS" means equal units  representing the Interests of the several Members of the Company at any particular time, each of which Units shall have rights and duties the same as each other Unit unless this Agreement shall expressly provide  differing  rights,  powers and duties with respect to separate classes or series of Units.

         The  definitions set forth in the Act shall be applicable,  to the extent not  inconsistent herewith, to define terms not defined herein and to supplement definitions contained herein.

                                                * * *

                                                -29-

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.

                                        MEMBERS:

                                        T3 Therapeutics, Inc.

                                            By  /s/ Irwin L. Klein
                                              ------------------------------------------------------
                                              Dr. Irwin L. Klein, President

                                         St. Lawrence Seaway Corp.

                                            By: _/s/ Edward B. Grier, III
                                                 ---------------------------------------------------
                                                 Name: Edward B. Grier, III
                                                 Title:   Vice President and Director

                                            Edward Grier

                                             /s/ Edward B. Grier, III
                                             -------------------------------------------------------
                                             Edward Grier

                                            COMPANY:

                                            T3 Therapeutics, LLC

                                             /s/  Irwin L. Klein
                                            --------------------------------------------------------
                                            Dr. Irwin L. Klein, Manager

                                                -30-

                                             Schedule I
                     to Amended and Restated Limited Liability Company Agreement
                                       of T3 Therapeutics, LLC

                                       as of November 16, 2005

MANAGER

Dr. Irwin L. Klein

TAX MATTERS PARTNER

Dr. Irwin L. Klein

                                               MEMBERS

------------------------------- --------------- ----------------------- --------------------- ---------
Name, Address and
Tax I.D. No.                     Issue Date     Capital Contribution     Percentage Interest     Units
------------------------------- --------------- ----------------------- --------------------- ---------
T3 Therapeutics, Inc.           6/24/02         Product, Product              72.50%             725
8 Luquer Road                                   Know How and Product
Manhasset, NY 11030                             Rights
EIN:__________

------------------------------- --------------- ----------------------- --------------------- ---------
The St. Lawrence Seaway         6/24/02         $750,000                      25.00%             250
Corp. Indianapolis, Indiana                     ($40,000 of which
EIN:__________                                  was pursuant to the
                                                cancellation of a
                                                Promissory Note in
                                                such amount); other
                                                consideration

                                11/16/05        $50,000 cash

------------------------------- --------------- ----------------------- --------------------- ---------
Edward Grier                    6/30/02         Purchase from T3,              2.50%              25
SS NO._________                                 Inc.

=============================== =============== ======================= ===================== =========
                                                               TOTALS         100.00%            1000
=============================== =============== ======================= ===================== =========

                                                -31-